UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 26, 2010
WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080

(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices)	(Zip Code)
(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Exhibits.
SIGNATURES
INDEX TO EXHIBITS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 26, 2010, the stockholders of Willbros Group, Inc. (the “Company”) approved the 2010 Stock and Incentive Compensation Plan (the “2010 Plan”), which allows the Company to grant stock-based and cash-based compensation to employees (including employees of subsidiaries). The 2010 Plan authorizes the issuance of 2,100,000 shares of Company common stock. No further awards will be made under the Willbros Group, Inc. 1996 Stock Plan.
     All employees of the Company and its subsidiaries are eligible to receive awards under the 2010 Plan, as determined by the Compensation Committee of the Board of Directors (the “Committee”) or the Board of Directors. The Committee will administer the 2010 Plan. Awards under the 2010 Plan may be granted in any one or a combination of the following forms: incentive stock options; non-qualified stock options; stock appreciation rights; restricted stock; restricted stock units; performance shares; performance units; cash based awards; and other stock-based awards.
     A more detailed description of the 2010 Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 23, 2010. The 2010 Plan is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 26, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 39,680,392 shares of the Company’s common stock were entitled to vote as of April 9, 2010, the record date for the Annual Meeting. There were 36,203,023 shares present, or 91% in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One — Election of Directors
     The stockholders voted to elect three Class II Directors to serve for a term of three years expiring at the Annual Meeting in 2013, or until their successors shall be duly elected and qualified. The results of the vote were as follows:

				Broker
	For	Against	Abstain	Non-Votes
John T. McNabb, II	28,572,465	2,982,962	2,865	4,664,731
Robert L. Sluder	30,991,116	562,953	4,223	4,644,731
S. Miller Williams	30,987,816	566,153	4,323	4,644,731

2

Proposal Two — Approval of the Willbros Group, Inc. 2010
Stock and Incentive Compensation Plan
     The stockholders voted to approve the 2010 Plan. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
23,112,927	7,779,849	665,516	4,644,731
Proposal Three — Ratification of Appointment of Independent
Registered Public Accounting Firm
     The stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for 2010. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
35,946,195	249,257	7,571	-0-
Item 9.01. Exhibits.
(d) Exhibits.
     The following exhibits are filed herewith.

Exhibit
No.	Description

10	Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (filed as Exhibit B to our Proxy Statement for Annual Meeting of Stockholders dated April 23, 2010, and incorporated by reference herein).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: May 28, 2010	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description

10	Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (filed as Exhibit B to our Proxy Statement for Annual Meeting of Stockholders dated April 23, 2010, and incorporated by reference herein).